Ivy Funds

Supplement dated September 29, 2017 to the

Ivy IG International Small Cap Fund Statement of Additional Information

dated January 10, 2017

as supplemented February 22, 2017

Effective January 1, 2018, Class C shares, and any reinvested dividends and other distributions paid on such shares, will automatically convert to Class A shares, on a monthly basis, ten years after the end of the month in which the shares were purchased. The initial Class C conversion will occur on or around January 12, 2018 when all Class C shares purchased prior to January 1, 2008 will be converted to Class A shares.

Effective January 1, 2018, the following is inserted as a new sentence immediately following the last sentence of the third paragraph in the “Fund Shares — The Shares of the Funds” section on pages 65-66:

Class C shares that have been held by a shareholder for ten years will convert, automatically, ten years after the month in which the shares were purchased, to Class A shares of the Fund, and such conversion will be made, without charge or fee, on the basis of the relative NAV of the two classes.

Supplement	Statement of Additional Information	1